Exhibit 24.1


              POWER OF ATTORNEY FOR FORM S-8 REGISTRATION STATEMENT

     Each of the undersigned hereby constitutes and appoints DONALD A. WRIGHT his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to (a) sign this Form S-8 Registration Statement and all amendments or post-effective amendments to this Registration Statement, (b) sign any other instruments or documents that said attorney-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act, and any requirements of the Commission in respect thereof, and (c) to file the same, with all exhibits thereto, with the Commission, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Company's Amendment No. 1 to the Amended and Restated Stock Incentive Plan. The undersigned grant unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on November 7, 1997:


             Signature                                  Title
             ---------                                  -----

      /s/ DONALD A. WRIGHT             Chief Executive Officer, President and
----------------------------------     Director (Principal Executive Officer)
          Donald A. Wright


       /s/ NICK A. GERDE               Vice President Finance, Chief Financial
----------------------------------     Officer and Treasurer (Principal
           Nick A. Gerde               Financial and Accounting Officer)


      /s/ DONALD B. COTTON             Director
----------------------------------
          Donald B. Cotton


     /s/ ALLEN W. DAHL, M.D.           Director
----------------------------------
         Allen W. Dahl, M.D.


        /s/ URS DIEBOLD                Director
----------------------------------
            Urs Diebold


     /s/ DALE L. RASSMUSSEN            Director
----------------------------------
         Dale L. Rassmussen


       /s/ ROGER P. VALLO              Director
----------------------------------
           Roger P. Vallo


      /s/ WILLIAM A. WHEELER           Director
----------------------------------
          William A. Wheeler